UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, AUGUST 13, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Ares Capital Corporation (the “Company”), dated June 8, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Thursday, August 13, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being mailed or otherwise made available to stockholders on or about July 16, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 13, 2020

To the Holders of Shares of Common Stock of ARES CAPITAL CORPORATION:

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Special Meeting of Stockholders (the “Special Meeting”) of Ares Capital Corporation (the “Company”) has been changed. As previously announced, the Special Meeting will be held on Thursday, August 13, 2020 at 3:00 p.m. Los Angeles PDT (6:00 p.m. New York EDT) for the purpose of approving a proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share, subject to the limitations set forth in the Proxy Statement. In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically.

Participating in the 2020 Special Meeting Online

As described in the proxy materials for the Special Meeting previously distributed, you are entitled to participate in the Special Meeting if you were a stockholder “of record” (i.e., holding shares directly in your name) as of the close of business on June 5, 2020, the record date, or hold proper written authority from your broker, bank or other institution or nominee. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/ARCC2020SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the Special Meeting, we urge you to authorize a proxy to vote your shares in advance of the meeting by one of the methods described in the proxy materials for the Special Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to authorize a proxy to vote your shares in connection with the Special Meeting.

If you hold shares of the Company's common stock in “street name” through a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares, or obtain a proxy in your name from your broker, bank or other nominee.

By Order of the Board of Directors,

/s/ Joshua M. Bloomstein
Joshua M. Bloomstein
Secretary
July 16, 2020

The Special Meeting on August 13, 2020 at 3:00 p.m. Los Angeles PDT (6:00 p.m. New York EDT) is available at www.virtualshareholdermeeting.com/ARCC2020SM. The proxy statement and the Company’s 2019 Annual Report on Form 10-K are available on the Company’s internet website at www.arescapitalcorp-ir.com. Additionally, you may access the Company’s proxy materials at materials.proxyvote.com/04010L.

Ares Capital Corporation Announces Virtual 2020 Special Meeting of Stockholders

NEW YORK— July 16, 2020 – Ares Capital Corporation (“Ares Capital”) (NASDAQ: ARCC) announced today that, due to the public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of its stockholders, it has changed the format of its 2020 Special Meeting of Stockholders from a physical in-person meeting to a virtual-only format. The Special Meeting will still be hosted on August 13, 2020 at 3:00 p.m. Los Angeles PDT (6:00 p.m. New York EDT).

To participate in the meeting, stockholders of record as of June 5, 2020 will need to visit https://www.virtualshareholdermeeting.com/ARCC2020SM and enter their control number included on their proxy card, voting instruction form or other notice received. Stockholders accessing the virtual meeting using their control numbers will also be able to vote and ask questions pertinent to matters at the meeting.

Ares Capital encourages eligible stockholders to vote on the proposal prior to the Special Meeting using the instructions provided in the proxy materials previously distributed. The proxy card included with the Special Meeting proxy materials will not be updated to reflect the information above and may continue to be used to vote shares in connection with the Special Meeting.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies and power generation projects. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest BDC by both market capitalization as of June 30, 2020 and total assets as of March 31, 2020. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE:ARES), a publicly traded, leading global alternative asset manager. For more information about Ares Capital Corporation, visit www.arescapitalcorp.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on Ares Capital’s business, Ares Capital’s portfolio companies, Ares Capital’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

Contact:

Ares Capital Corporation

Carl Drake, (888) 818-5298

cdrake@aresmgmt.com

or

John Stilmar, (888) 818-5298

jstilmar@aresmgmt.com

Media:

Mendel Communications LLC

Bill Mendel, 212-397-1030

bill@mendelcommunications.com